UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE WESTERN UNION COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

COMPANY #

THE WESTERN UNION COMPANY

ANNUAL MEETING OF STOCKHOLDERS

May 23, 2008

10:00 a.m.

JW Marriott Denver at Cherry Creek

150 Clayton Lane

Denver, Colorado 80206

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on May 23, 2008.

Notice is hereby given that the Annual Meeting of Stockholders of The Western Union Company will be held at JW Marriott Denver at Cherry Creek, 150 Clayton Lane, Denver, Colorado 80206 on May 23, 2008 at 10:00 a.m. local time.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at www.ematerials.com/wu

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before May 11, 2008 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR the following proposals:

1.	Election of Directors:

Jack M. Greenberg

Alan J. Lacy

Linda Fayne Levinson

2.	Ratification of Appointment of Ernst & Young LLP as independent registered public accounting firm for 2008

You may immediately vote your proxy on the Internet at: www.eproxy.com/wu
• Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 22, 2008.

• Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card,

proxy statement and annual report, please contact us via:

Internet – Access the Internet and go to www.ematerials.com/wu. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at ep@ematerials.com with “WU Materials Request” in the subject line.

The email must include:

•        The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.

•        Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•        If you choose email delivery you must include the email address.

•        If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.

Directions to the Annual Meeting

From I-25 North of Denver:	I-25 South to Colorado Boulevard Exit #204. Turn left at stoplight onto Colorado Boulevard.

From I-25 South of Denver:	I-25 North to Colorado Boulevard Exit #204. Turn right at stoplight onto Colorado Boulevard.

From I-70 East of Denver:	I-70 West to I-25 South. Follow to Colorado Boulevard Exit #204. Turn left at stoplight onto Colorado Boulevard.

From I-70 West of Denver:	I-70 East to I-25 South. Follow to Colorado Boulevard Exit #204. Turn left at stoplight onto Colorado Boulevard.

Follow Colorado Boulevard 4 miles to 1st Avenue. Turn left onto 1st Avenue. Merge onto 1st Avenue (Steele Street).

Keep straight on 1st Avenue. Turn right onto Clayton Lane. Hotel is on the right at 150 Clayton Lane.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 23, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement, proxy card and Annual Report

To view this material, have the 12-digit Control #’(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before <matcutoff>.

To request material:    Internet: www.proxyvote.com    Telephone: 1-800-579-1639    **Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12 Digit Control # (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

THE WESTERN UNION COMPANY
Vote ln Person
BROADRIDGE FINANCIAL SOLUTIONS, INC. 1981 MARCUS AVE, LAKE SUCCESS, NY 11042 USA

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many stockholder meetings have attendence requirements including, but not limited to, the possesion of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM.
Please refer to the proposals and follow the instructions.
BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

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Meeting Type:	Annual	Meeting Location:	JW Marriott Denver at Cherry Creek
Meeting Date:	May 23, 2008		150 Clayton Lane
Meeting Time:	10:00 a.m.		Denver, CO 80206
For holders as of:	March 24, 2008

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Voting items

The Board of Directors recommends that you vote FOR the following proposals:

1.	Election of Directors
Nominees:
01)	Jack M. Greenberg
02)	Alan J. Lacy
03)	Linda Fayne Levinson

2.	Ratification of Slection of Auditors

Æ	0000 0000 0110
BROADRIDGE		*****ACCOUNT
FINANCIAL SOLUTIONS, INC.		23,456,789,012.00000
ATTENTION:		GS2 959802109
TEST PRINT		P59542-01S
51 MERCEDES WAY		1
EDGEWOOD, NY		2
11717		3 OF 4

10   000000000110

Voting Instructions

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS.

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